Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Microtune, Inc., (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Harvey B. Cash, Office of the President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harvey B. Cash*
Harvey B. Cash Office of the President

Date:  July 31, 2003

*	A signed original of this written statement required by Section 906 has been provided to Microtune, Inc. and will be retained by Microtune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Microtune, Inc., (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James H. Clardy, Office of the President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James H. Clardy*
James H. Clardy Office of the President

Date:  July 31, 2003

*	A signed original of this written statement required by Section 906 has been provided to Microtune, Inc. and will be retained by Microtune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Microtune, Inc., (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Albert H. Taddiken, Office of the President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Albert H. Taddiken*
Albert H. Taddiken Office of the President

Date:  July 31, 2003

*	A signed original of this written statement required by Section 906 has been provided to Microtune, Inc. and will be retained by Microtune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request